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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): May 17, 1996


                     WPS Receivables Corporation on behalf
               of the WestPoint Stevens Receivables Master Trust
            (Issuer in respect of the WestPoint Stevens Receivables
                  Master Trust Floating Rate Trade Receivables
                   Participation Certificates, Series 1994-1)
           ---------------------------------------------------------
             (Exact name of registrant as specified on its charter)



            Delaware                       33-76956              58-2080658
- -------------------------------     ---------------------    -------------------
(State or other jurisdiction of     (Commission File No.)    (I.R.S. Employer
incorporation or organization)                               Identification No.)



507 West 10th Street, West Point, Georgia                            31833
- -----------------------------------------                         ----------
(Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code:  (706) 645-4248
                                                    ----------------


                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

                 The Registrant is filing the exhibit listed in Item 7 below.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit 7.1 Monthly Settlement Statement for the Floating Rate Trade Receivables Participation Certificates, Series 1994-1 with respect to the May 17, 1996 Distribution Date.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the WestPoint Stevens Receivables Master Trust by the undersigned, hereunto duly authorized.


                                        WESTPOINT STEVENS RECEIVABLES
                                           MASTER TRUST

                                        By:  WPS RECEIVABLES CORPORATION,
                                               as Depositor



                                        By:        /s/ Craig J. Berlin
                                            ------------------------------------
                                            Craig J. Berlin
                                            President


Date:  May 17, 1996





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                                  EXHIBIT LIST




Exhibit
- -------
  7.1            Monthly Settlement Statement for the Floating Rate Trade
                 Receivables Participation Certificates, Series 1994-1 with respect to the May 17, 1996 Distribution Date





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